                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       March 17, 2003




                                  POPULAR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)




  COMMONWEALTH OF PUERTO RICO                           NO. 0-13818                 NO. 66-0416582
  ----------------------------                          -----------              -------------------
 (State or other jurisdiction of incorporation)         (Commission               (IRS Employer
                                                        File Number)              Identification No.)



                  209 MUNOZ RIVERA AVENUE
                  HATO REY, PUERTO RICO                     00918
                  ------------------------                  -----
          (Address of principal executive offices)        (Zip Code)



       Registrant's telephone number, including area code: (787) 765-9800



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

         On March 17, 2003, the Chief Executive Officer and Chief Financial Officer of Popular, Inc. (The "Company") each submitted the certifications required by ss.906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Report"). Copies of the foregoing certifications are attached hereto as exhibit 99.1 and 99.2, respectively. The certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are being filed as part of the Report, as required by the Securities and Exchange Commission rules.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  POPULAR, INC
                                  ------------
                                  (Registrant)






Date:  March 19, 2003
                                  By:    S/Amilcar L. Jordan
                                         -------------------------------------
                                  Name:  Amilcar L. Jordan, Esq.
                                  Title: Senior Vice President and Comptroller

                                  EXHIBIT INDEX



Exhibit Number                         Description
--------------                         -----------


   99.1 Certification of Annual Report by Chief Executive Officer, dated March 17, 2003

   99.2 Certification of Annual Report by Chief Financial Officer, dated March 17, 2003